Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report on Form 10-K of HEI, Inc. (the “Company”) for the fiscal year ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mack V. Traynor, III, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mack V. Traynor, III

Mack V. Traynor, III
Chief Executive Officer and President
Date: November 23, 2005

*	A signed original of this written statement required by Section 906 has been provided to HEI, Inc. and will be retained by HEI, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.